SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no.  )


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             CHOLESTECH CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)  Filing party:

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(4)  Date filed:

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


                            CHOLESTECH CORPORATION
                      ----------------------------------
                   Notice of Annual Meeting of Shareholders
                           To Be Held August 20, 1998
                      ----------------------------------


TO THE SHAREHOLDERS OF CHOLESTECH CORPORATION:

   Notice is hereby given that the Annual Meeting of Shareholders of CHOLESTECH CORPORATION will be held at the Hotel Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065, on Thursday, August 20, 1998, at 10:00 a.m. Pacific Time, for the following purposes:

       1. To elect seven directors to serve until the next Annual Meeting of Shareholders or until their successors are elected.

       2. To approve an amendment to the Company's 1997 Stock Incentive Program to increase the annual non-discretionary grant under such plan to the Chairman of Board of Directors of the Company to 20,000 shares of Common Stock per annum.

       3. To ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending March 26, 1999.

       4. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on June 26, 1998 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

   All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it has been voted at the Annual Meeting. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.


                                        By Order of the Board of Directors,

                                        /s/ Andrea J. Tiller
                                        ----------------------------------------
                                        Andrea J. Tiller
                                        Chief Financial Officer

July 23, 1998


                             YOUR VOTE IS IMPORTANT

   IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                            CHOLESTECH CORPORATION

                                PROXY STATEMENT
                      ----------------------------------


                INFORMATION CONCERNING SOLICITATION AND VOTING

General

   This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished to the shareholders of Cholestech Corporation ("Cholestech" or the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Hotel Sofitel San Francisco Bay located at 223 Twin Dolphin Drive, Redwood City, California 94065, on Thursday, August 20, 1998 at 10:00 a.m.
Pacific Time. The Company's principle executive office is located at 3347 Investment Boulevard, Hayward, California 94545, and its telephone number at that address is (510) 732-7200.

   These proxy solicitation materials and the Annual Report to Shareholders for the fiscal year ended March 27, 1998, including financial statements, were first mailed on or about July 23, 1998 to all shareholders entitled to vote at the meeting.


Record Date and Voting Securities

   Shareholders of record at the close of business on June 26, 1998 of the Company's Common Stock, no par value ("Common Stock"), are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, 11,468,207 shares of Common Stock were outstanding and entitled to vote and held by approximately 265 shareholders. No shares of the Company's Preferred Stock were outstanding.


Revocability of Proxy

   A proxy  may be  revoked  by a  shareholder  prior  to its use at the  Annual
Meeting by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company. The mere presence at the Annual Meeting of the shareholder who has appointed a proxy will not revoke the previously delivered proxy.


Voting and Solicitation

   Each shareholder is entitled to one vote for each share held. Each shareholder voting in the election of directors (Proposal One) may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by such shareholder, or distribute such shareholder's votes on the same principle among as many candidates as the shareholder may select, provided that votes cannot be cast for more candidates than the number of directors to be elected (seven). However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and the shareholder, or any other shareholder, has given notice at the meeting, prior to the voting, of such shareholder's intention to cumulate the shareholder's votes. On all other matters, each share has one vote. A quorum comprising the holders of the majority of the outstanding shares of Common Stock on the record date must be present or represented for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted in establishing the quorum.

   The cost of soliciting votes will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or by facsimile.

Deadline of Receipt of Shareholder Proposals

   Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 1999 Annual Meeting of Shareholders must be received by the Company no later than March 19, 1999 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to the meeting.


                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

General

   A board of seven directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for management's seven nominees named below, all of who are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term office for each person elected as a director will continue until the next Annual Meeting of Shareholders or until such director's successor has been duly elected and qualified.


Vote Required and Board Recommendation

   If a quorum is present and voting, the seven nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors. Abstentions and "broker non-votes" are not counted in the election of directors.


Nominees

   The names of the nominees and certain information about them are set forth below.


                                                                                                          Director
               Name of Nominee                Age                Position with the Company                 Since
-------------------------------------------- -----   -------------------------------------------------   ---------
Harvey S. Sadow, Ph.D.(1)(2)(3)(4) .........  75     Chairman of the Board                                 1990
Warren E. Pinckert II(3)(4) ................  55     President, Chief Executive Officer and Director       1993
Joseph Buchman M.D.(1) .....................  68     Director                                              1994
John L. Castello(2)(3)(4) ..................  62     Director                                              1993
John H. Landon .............................  57     Director                                              1997
H. R. Shepherd(1) ..........................  77     Director                                              1994
Larry Y. Wilson ............................  48     Director                                              1998

------------
(1) Member of the Audit Committee
(2) Member of the Compensation Committee
(3) Member of the Governance Committee
(4) Member of the Nominating Committee


   There is no family relationship between any director or executive officer of the Company.

   Harvey S. Sadow, Ph.D. has been a director of the Company since January 1990 and has served as Chairman of the Board since 1992. Dr. Sadow was President and Chief Executive Officer of Boehringer Ingelheim Corporation, a health care company, from 1971 to 1988, and of Boehringer Ingelheim Pharmaceuticals, Inc., an ethical specialty pharmaceutical company, from 1984 to 1988. In 1988, upon his retirement, Dr. Sadow became Chairman of the Board of Directors of both Boehringer Ingelheim Corporation and Boehringer Ingelheim Pharmaceuticals, Inc. Dr. Sadow retired as Chairman of both companies in 1990 but remained on their Boards of Directors until 1992. Dr. Sadow is Chairman of Acacia

Biosciences, Inc., a drug discovery technology company; Chairman of Cortex Pharmaceuticals, Inc., a neuroscience company; a director of Penederm Incorporated, a developer and marketer of specialized dermatology products; a director of Anika Therapeutics, Inc., a hyaluronic acid technology specialty company; a director of Trega Biosciences, Inc., a drug discovery company and a director of several privately held companies in the health care field. Dr. Sadow earned a B.S. from the Virginia Military Institute, a M.S. from the University of Kansas and a Ph.D. from the University of Connecticut.

   Warren E. Pinckert II has served as President, Chief Executive Officer and a director of the Company since June 1993. Mr. Pinckert served as Executive Vice President of Operations of the Company from 1991 to June 1993 and as Chief Financial Officer and Vice President of Business Development of the Company from 1989 to June 1993. Mr. Pinckert also served as Secretary of the Company from 1989 to January 1997. Prior to joining the Company, Mr. Pinckert was Chief Financial Officer of Sunrise Medical Inc., an international durable medical equipment manufacturer, from 1983 to 1989. Mr. Pinckert also serves on the Board of Directors of PacifiCare Health Systems, Inc., a managed care organization. Mr. Pinckert earned a B.S. in Accounting and a M.B.A. from the University of Southern California and is a certified public accountant.

   Joseph Buchman, M.D. has been a director of the Company since July 1994. Dr. Buchman is a practicing physician with a private practice in Connecticut. Dr. Buchman is a certified member of the American Board of Internal Medicine and Cardiovascular Disease. Dr. Buchman is currently Director of the Preventive Cardiology Program for Danbury Hospital Health Services, and has been a member of the Cardiothoracic and Vascular Group, a professional corporation in Connecticut, since 1992. Prior to 1992, Dr. Buchman maintained a private medical practice. Dr. Buchman has published numerous articles on the subject of coronary risk factors. Dr. Buchman earned a B.A. from Wesleyan University and a M.D. from New York University, College of Medicine.

   John L. Castello has been a director of the Company since August 1993. Mr. Castello is the Chairman of the Board of XOMA Corporation ("XOMA"), a biotechnology company. Mr. Castello joined XOMA in April 1992 after serving as President of the Ares Serono Group, Inc., a Swiss ethical pharmaceutical company, from 1986 to 1991, and prior to that Mr. Castello was Chairman and Chief Executive Officer from August 1991 to April 1992. From 1977 to 1986, Mr. Castello held senior management positions at Amersham International PLC and Abbott Laboratories. Mr. Castello also serves on the Board of Directors of Metra Biosystems, Inc. Mr. Castello earned a B.S. in Mechanical and Industrial Engineering from Notre Dame University.

   John H. Landon has been a director of the Company since December 1997. Mr. Landon served as Vice President and General Manager, Medical Products of DuPont from 1992 to 1996. Prior to that, Mr. Landon served in various capacities at DuPont, including Vice President and General Manager, Diagnostics and Biotechnology from 1990 to 1992, Director of Diagnostics from 1988 to 1990, Business Director of Diagnostic Imaging from 1985 to 1988 and in various other professional and management positions at DuPont from 1962 to 1985. Mr. Landon is also a director of Digene Corporation and a director and member of the Executive Committee of Christiana Care Corporation, a firm created by the merger of the Medical Center of Delaware, Mid-Atlantic Health Systems, and several other healthcare entities. Previously, Mr. Landon served as a director of The DuPont Merck Pharmaceutical Company and the Health Industry Manufacturers Association. Mr. Landon earned a B.S. in Chemical Engineering from the University of Arizona.

   H. R. Shepherd has been a director of the Company since July 1994. Mr. Shepherd is a special advisor to the Chairman of the Board of Directors of Medeva PLC ("Medeva"), an international pharmaceutical company, and is a founder and Chairman of the Board of Directors of the Albert B. Sabin Vaccine Institute at Georgetown University. Mr. Shepherd is also an adjunct professor in the
Department of Microbiology and Immunology at Georgetown University Medical Center. Mr. Shepherd served as Chairman and Chief Executive Officer of Armstrong Pharmaceuticals, Inc., a company specializing in aerosol pharmaceutical packaging and labeling, from 1985 to 1993, before it was acquired by Medeva. Mr. Shepherd earned a B.S. from Cornell University and a Honorary Doctorate of Humane Letters from Villanova University.

   Larry Y. Wilson has been a director of the Company since May 1998. Since 1987, Mr. Wilson has served as the Executive Vice President and Chief Operating Officer of Catholic Healthcare West ("Catholic Healthcare"), a health care system that operates 38 acute care facilities and eight medical groups of the CHW Medical Foundation in Arizona, California and Nevada. Prior to that time, Mr. Wilson served as the Executive Vice President and Chief Financial Officer of Mercy Health System, a predecessor of Catholic Healthcare, from 1983 to 1986, and as a principal of the Health and Medical Division of Booz Allen & Hamilton, a consulting company, from 1979 to 1983. Mr. Wilson also serves as a director of PriMed Medical Management, Inc., the entity that operates the Hill Physicians Medical Group. Mr. Wilson earned a B.A. in English from Harvard University and an M.B.A. from Stanford University.


Meetings and Committees of the Board of Directors

   The Board of Directors held five meetings in fiscal 1998 and all directors attended at least 75 percent of the meetings of the Board and its Committees of which they were members at the time of such meetings. The Board of Directors has an Audit Committee, a Compensation Committee, Governance Committee and a Nominating Committee. The Audit Committee is comprised of Messrs. Sadow, Buchman and Shepherd. The Compensation Committee is comprised of Messrs. Sadow and Castello. The Governance Committee is comprised of Messrs. Sadow, Pinckert and
Castello. The Nominating Committee is comprised of Messrs. Sadow, Pinckert and Castello.

   The Audit Committee met twice during fiscal 1998. The responsibilities of the Audit Committee include recommending to the Board the selection of the independent public accountants and reviewing the Company's internal accounting controls. The Audit Committee is authorized to conduct such reviews and examinations as it deems necessary or desirable with respect to the practices and procedures of the independent public accountants, the scope of the annual audit, accounting controls, practices and policies, and the relationship between the Company and its independent public accountants, including the availability of Company records, information and personnel.

   The Compensation Committee of the Board of Directors held six meetings during fiscal 1998. The Compensation Committee focuses on executive compensation, incentive and other forms of compensation for directors, officers and other employees and the administration of the Company's various compensation and benefit plans.

   The Governance Committee of the Board of Directors was formed by the Board in June 1998 and therefore did not hold any meetings in fiscal 1998. The purpose of the Governance Committee is to ensure that the Board is operating efficiently and effectively.

   The Nominating Committee of the Board of Directors held two meetings during fiscal 1998. The Nominating Committee recommends to the Board of Directors candidates for nomination to the Board of Directors. The Nominating Committee will consider nominees recommended by shareholders. Shareholders making such recommendations should follow the procedures outlined above under "Deadline of Receipt of Shareholder Proposals."


Compensation Committee Interlocks and Insider Participation

   The Compensation Committee consists of directors Sadow and Castello. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members. Mr. Pinckert, President, Chief Executive Officer and director of the Company, participated in all discussions and decisions regarding salaries and incentive compensation for all employees and consultants to the Company, except that Mr. Pinckert was excluded from discussions regarding his own salary and incentive compensation.

Record Date and Principal Share Ownership

   The following table sets forth, as of June 26, 1998 information relating to the beneficial ownership of the Company's Common Stock as to (i) each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) by each director, (iii) by each of the executive officers named in the table under "Executive Compensation--Summary
Compensation Table" below and (iv) by all directors and executive officers as a group. Except as otherwise noted, the shareholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable common property laws.


                                                      Shares of Common Stock          Percent of
                                                        Beneficially Owned       Outstanding Shares(1)
                                                     ------------------------   ----------------------
   Kopp Investments Advisors, Inc. (2) .............        1,488,440                     13.0%
     6600 France Avenue South
     Suite 672
     Edina, MN 55433
   The Kaufmann Fund, Inc(3) .......................          800,000                      7.0%
     140 East 45th Street, 43rd Floor
     New York, New York 10017
   U.S. Bancorp(4) .................................          573,122                      5.0%
     111 S.W. Fifth Avenue
     Portland, Oregon 97208
   Warren E. Pinckert II(5) ........................          396,670                      3.4%
   Gary E. Hewett(6) ...............................          100,942                        *
   Harvey S. Sadow, Ph.D. (7) ......................           58,224                        *
   Steve L. Barbato(8) .............................           51,123                        *
   Andrea Tiller(9) ................................           46,032                        *
   Mark J. Kussman (10) ............................           39,947                        *
   John L. Castello(11) ............................           37,500                        *
   Joseph Buchman(12) ..............................           28,000                        *
   H.R. Shepherd(13) ...............................            5,000                        *
   John H. Landon(14) ..............................            3,750                        *
   Larry Y. Wilson .................................            1,250                        *
   All current Directors and executive officers as a
     group (11 persons)(15) ........................          768,438                      6.4%

------------
  * Less than one percent.
 (1) This table is based upon information supplied by officers, directors and principal shareholders. Applicable percentage of ownership is based on 11,468,207 shares of Common Stock outstanding as of June 26, 1998 together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after June 26, 1998 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.
 (2) Reflects ownership as reported on Schedule 13G/A dated February 9, 1998 with the Commission by Kopp Investment Advisors, Inc. ("KIA"). Represents shares beneficially owned by (i) KIA, a registered investment advisor, (ii) Kopp Holding Company ("Holding") and (iii) LeRoy C. Kopp individually and through his ownership of a controlling interest in KIA, his position as sole stockholder of Holding and his individual interests. KIA has sole voting power over 379,000 shares of the Company's Common Stock, sole dispositive power over 320,000 and shared dispositive power over 1,168,400 shares of the Company's Common Stock. Holding has beneficial ownership over 1,488,440 shares of the Company's Common Stock. Mr. Kopp has sole voting and dispositive power over 51,200 shares of the Company's Common Stock and beneficial ownership over 1,539,640 shares of the Company's Common Stock.

                                              (Footnotes continued on next page)

                                       5


(Footnotes continued from previous page)


 (3) Reflects ownership of the Company's Common Stock as reported to the Securities and Exchange Commission on Form 13G/A by The Kaufmann Fund, Inc. ("Kaufmann") on January 29, 1998. Kaufmann is a registered investment company pursuant to Section 8 of the Investment Company Act of 1940, as amended. Includes 800,000 shares of Common Stock over which Kaufmann has sole voting and dispositive power.
 (4) Reflects ownership of the Company's Common Stock as reported to the Securities and Exchange Commission on Form 13G/A by U.S. Bancorp on February 13, 1998. U.S. Bancorp is a bank holding company registered pursuant to the Bank Holding Company Act of 1956, as amended. Includes (i) 573,122 shares of Common Stock over which U.S. Bancorp has sole voting power, (ii) 554,622 shares over which U.S. Bancorp has sole dispositive power and (iii) 3,500 shares of the Company's Common Stock over which U.S. Bancorp has shared dispositive power.
 (5) Includes 276,928 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
 (6) Includes 85,936 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
 (7) Includes 40,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
 (8) Represents 51,123 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
 (9) Represents 40,936 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(10) Represents 39,686 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(11) Represents 37,500 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(12) Represents 28,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(13) Represents 5,000 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(14) Represents 3,750 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.
(15) Includes 610,109 shares of Common Stock issuable pursuant to stock options exercisable within 60 days after June 26, 1998.


                                  PROPOSAL TWO
                   AMENDMENT OF 1997 STOCK INCENTIVE PROGRAM

   At the Annual Meeting, the shareholders are being asked to approve an amendment to the 1997 Stock Incentive Program (the "Incentive Program") to increase in the number of shares granted annually to the Chairman of Board of Directors to 20,000 shares pursuant to the automatic annual grant mechanism set forth in such plan. The adoption of the 1997 Stock Incentive Program was approved by the shareholders of the Company in August 1997. The Company's
Incentive Program authorizes the Board of Directors to grant incentive and non-statutory stock options to eligible employees, consultants, and non-employee directors of the Company in order to assist the Company in attracting, retaining and motivating the best available personnel for the successful conduct of the Company's business. In addition, stock options are considered a competitive necessity in the medical diagnostic industry. The Incentive Program also provides for automatic, non-discretionary grants to non-employee directors. Non-employee directors who do not represent holders of one percent or more of the Company's Common Stock receive options to purchase 5,000 shares of Common Stock upon joining the Board of Directors and an annual grant of 10,000 shares on the day of the Company's Annual Meeting of Shareholders for each year thereafter that such person remains a director of the Company. The annual and initial grants to each non-employee director other then the Chairman of the Board of Directors would remain unchanged if the proposed amendment to the Incentive Program is approved by the shareholders. The proposed amendment to the Incentive Program would increase the annual grant to the Chairman of the Board of Directors, if such person is a non-employee director, to 20,000 shares per year from 10,000 shares. The initial grant to the Chairman of the Board of Directors would continue to be 5,000 shares.

   The adoption of the amendment was approved by the Board of Directors in June 1998. The total number of shares of Common Stock that may be issued pursuant to the Incentive Program is 900,000. The Incentive Program terminates in February 2008. For a description of the Incentive Program, see "Description of the 1997 Stock Incentive Program" below. As of June 26, 1998, options to purchase an aggregate of 1,438,219 shares of the Company's Common Stock were outstanding under the 1988 Stock Incentive Program (which program terminated in February
1998) and 1997 Stock Incentive Program with the exercise price ranging from $1.75 to $14.125 per share, and 666,351 shares were available for future grant under the Incentive Program.


Vote Required

   The affirmative vote of a majority of the Votes Cast will be required under California law to approve the amendment to the Incentive Program. For this purpose, the "Votes Cast" is defined under California law to be the shares of the Company's Common Stock represented and voting at the Annual Meeting of Shareholders. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding on the Record Date. Votes that are cast against the proposal will be counted for purposes of determining (i) the presence or absence of a quorum and
(ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but shall not be counted for the purpose of determining the total number of Votes Cast with respect to the proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal.

   The Board of Directors recommends that shareholders vote FOR the amendment of the Incentive Program.


Description of the 1997 Stock Incentive Program

   Purpose. The purpose of the Incentive Program is to attract and retain the best available personnel for positions of substantial responsibility at the Company, to provide additional incentive to employees, consultants and non-employee directors ("Outside Directors") of the Company and to promote the success of the Company's business.

   Administration. The Incentive Program may be administered by the Board of Directors or by a committee appointed by the Board. The Compensation Committee of the Board of Directors will administer the Incentive Program. The Board or the committee appointed to administer the Incentive Program is referred to in this description as the "Administrator." With the exception of automatic non-discretionary grants to Outside Directors, the Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exerciseability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Incentive Program.

   Eligibility. The Incentive Program provides that either incentive stock options or non-statutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its subsidiaries. In addition, the Incentive Program provides that non-statutory options may be granted to consultants of the Company or any of its subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, there are taken into account the duties and the responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Incentive Program does not provide for a maximum or minimum number of shares of Common Stock which may be granted under option to any person, although there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year.

   Eligibility of Outside Directors. The Incentive Program provides that Outside Directors who represent shareholders holding more than one percent of the outstanding shares are not eligible to receive grants under the Incentive Program. Outside Directors who do not represent shareholders holding more than one percent of the outstanding shares are eligible pursuant to an automatic grant mechanism, see "Directors' Compensation" below. Options granted to Outside Directors have an exercise price equal to the fair market value as of the date of grant and vest at a rate of 25% per calendar quarter following the date of grant so long as the optionee remains a director of the Company. The closing sale price of the Company's Common Stock on June 26, 1998 was $6.38.

   Terms of Options. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following terms and conditions.

   (a) Exercise of the Option. The Administrator determines when options may be exercised. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased and by tendering payment to the Company of the purchase price. The purchase price of the shares purchased upon exercise of an option may be paid in consideration of such form as is determined by the Administrator, and such form may vary for each option. Such consideration may consist of (i) cash, (ii) check, (iii) promissory note, (iv) with certain exceptions the tender of already-owned shares of Common Stock of the Company which have a fair market value on the exercise date equal to the exercise price of the option, (v) the assignment of the proceeds of a sale of some or all of the shares being acquired by the exercise of an option or
(vi) by any combination thereof.

   (b) Exercise Price. The exercise price under the Incentive Program is determined by the Administrator and may not be less than 100% of the fair market value of the Common Stock on the date the option is granted and in the case of an incentive stock option, not less than 100% of the fair market value of the Common Stock on the date the option is granted. For purposes of the Incentive Program, fair market value is defined as the closing price per share of the Common Stock on the date of grant as reported on the Nasdaq Stock Market. In the case of an option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant. Notwithstanding the foregoing options may be granted with an exercise price of less than 100% of the Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

   (c) Termination of Employment. If the optionee's employment terminates for any reason other than death or disability, options under the Incentive Program may be exercised not later than three months after such termination and may be exercised only to the extent the option was exercisable on the date of termination.

   (d) Disability. If an optionee is unable to continue his or her employment with the Company as a result of total and permanent disability, options may be exercised within one year from the date of such termination and may be exercised only to the extent the option was exercisable on the date of termination.

   (e) Death. Under the Incentive Program, if an optionee should die while employed by the Company, options may be exercised within one year after the date of death but only to the extent the optionee was entitled to exercise the options at the date of death.

   (f) Termination of Options. Stock options granted under the Incentive Program may not exceed ten years and one day, although the Company grants stock options which expire five years from the date of grant or such shorter period as may be provided by the Administrator. In the case of an option granted to an optionee who at the time the option is granted owns stock representing more than 10% of the voting power of the Company, the term of the option shall be five years from the date of grant or such shorter time as may be provided by the Administrator. No option may be exercised after its expiration.

   (g) Non-transferability of Options. An option is non-transferable by the optionee other than by will or the laws of descent and distribution, and during the optionee's lifetime is exercisable only by the optionee.

   Adjustments Upon Merger. In the event of a proposed sale of substantially all the assets of the Company or the merger of the Company with or into another corporation, the option shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or subsidiary of such a successor corporation, unless the Board of Directors determines in the exercise of its sole discretion and in lieu of such assumption or substitution that the optionee shall have the right to exercise the option as to all shares subject to such option, including shares as to which the option would not otherwise be exercisable. If the Board makes an option fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify the optionee that the option is fully exercisable for a period of 15 days from the date of such notice, and the option will terminate upon the expiration of such fifteen day period.

   Adjustments Upon Changes in Capitalization. In the event of any change, such as a stock split or stock dividend, made in the Company's capitalization which results in an increase or a decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price and in the number of shares subject to each option as well as in the number of shares available for issuance under the Incentive Program. In the event of dissolution of liquidation, the optionee shall have until 10 days prior to such transaction to exercise his or her options. In addition, the Administrator may repurchase such options. The Board of Directors may in its discretion make provision for accelerating the exerciseability of shares subject to options under the Incentive Program in such event. In the event of the proposed dissolution or liquidation of the Company all outstanding options will terminate unless otherwise provided by the Board of Directors.

   Amendment and Termination of the Incentive Program. The Board of Directors may amend the Incentive Program at any time or from time to time or may terminate it without approval of the shareholders. However, to the extent necessary to comply with the Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), the Company will obtain shareholder approval of any amendment in such a manner and to such a degree as is required. No action by the Board of Directors or shareholders may alter or impair any option previously granted under the Incentive Program. The Incentive Program will terminate in February 2008.


Certain Federal Income Tax Considerations

   Options granted under the Incentive Program may be either incentive stock options, as defined in Section 422 of the Code, or non-statutory stock options.

   An optionee who is granted an incentive stock option will not recognize income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a sale or exchange of the shares more than two years after the grant of the option and one year after its exercise, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of the sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares on the date of exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company.

   Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee at the time of such disposition.


   Options that do not qualify as incentive stock options are referred to as non-statutory options. An optionee will not recognize income at the time a non-statutory option is granted. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares over the exercise price. Any ordinary income recognized in connection with the exercise of a non-statutory option by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee upon exercise of a non-statutory stock option.

   Upon resale of the shares by the optionee, any difference between the sale price and the optionee's purchase price, to the extent not recognized as ordinary income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

   The foregoing is only a summary of the effects of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Incentive Program. It does not purport to be complete, and it does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.


Participation in the Incentive Program

   The grant of options under the Incentive Program to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Incentive Program with the exception of automatic nondiscretary grants to Outside Directors of 10,000 shares per Outside Director granted at the Annual Shareholder Meeting. If the proposed amendment to the Incentive Program is approved, an annual grant of 20,000 shares will be made to Dr. Sadow on the date of the Annual Meeting of Shareholders. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation--Stock Option Grants in Fiscal Year 1998" provides information with respect to the grant of options to the Named executive officers during fiscal 1998. Information regarding options granted to Outside Directors during fiscal 1998 is set forth under the heading "Executive Compensation--Director Compensation." During fiscal 1998, all current directors and executive officers named in the Summary Compensation Table below, as a group and all other employees as a group received options to purchase 309,893 shares and 140,000 shares, respectively, pursuant to the Incentive Program and 1988 Stock Incentive Program, which terminated in February 1998.


                                 PROPOSAL THREE
         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   The Board of Directors has selected PricewaterhouseCoopers LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending March 26, 1999, and recommends that shareholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

   PricewaterhouseCoopers LLP has been the Company's independent public accountants since 1990. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so and will be available to respond to questions.

   The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS


Executive Compensation

   The following table shows compensation paid by the Company for services rendered during fiscal years 1998, 1997 and 1996 to the Chief Executive Officer and the four other most highly compensated executive officers of the Company whose compensation exceeded $100,000 (collectively with the Chief Executive Officer, the "Named Executive Officers") in fiscal 1998.


                                                Summary Compensation Table


                                                                                         Long-term
                                                                                        Compensation
                                                     Annual Compensation                   Awards
                                       ----------------------------------------------- -------------
                                                                                         Securities
                                                                        Other Annual     Underlying        All Other
  Name and Principal Position    Year   Salary ($)      Bonus ($)     Compensation(1)   Options (#)   Compensation(2) ($)
------------------------------- ------ ------------ ---------------- ----------------- ------------- --------------------
Warren E. Pinckert II           1998     $194,167      $    --            $   --           40,000           $5,308
 President and                  1997      167,461         8,000 (5)           --          115,000            4,378
 Chief Executive Officer        1996      145,440           --                --           10,000            6,050
Steven L. Barbato               1998      130,833           --                --           25,000            7,512
 Vice President of Operations   1997      114,005         5,250 (5)           --           50,000            5,995
                                1996      106,050           --                --            3,000            5,914
Gary E. Hewett                  1998      144,646           --              6,661          25,000            4,375
 Vice President and             1997      137,150         6,500 (5)         2,225          17,500            3,394
 Chief Scientific Officer       1996      131,191           --             39,336             --             1,863
Mark J. Kussman(3)              1998      145,833           --             11,138          25,000            7,564
 Vice President of Sales and    1997       89,654           --             46,794          70,000            3,413
 Marketing                      1996          --            --                --              --               --
Andrea J. Tiller(4)             1998      130,833           --                --           25,000            2,656
 Vice President of Finance,     1997       42,147           --                --           80,000              868
 Chief Financial Officer,       1996          --            --                --              --               --
 Treasurer and Secretary

------------
(1) The amounts described hereunder were paid by the Company as follows: In fiscal 1998, to Mr. Hewett, $6,661 for compensation paid in connection with the Company's Research and Development Incentive Program and to Mr. Kussman, $11,138 for forgiveness of interest and principal on a relocation loan from the Company. In fiscal 1997, to Mr. Hewett, $2,225 for the compensation paid in connection with the Company's Research and Development Incentive Program and to Mr. Kussman, $5,656 for forgiveness of interest and principal on a relocation loan from the Company and $41,138 for moving, temporary living and other expenses in connection with his relocation. In fiscal 1996, to Mr. Hewett, $35,640 forgiveness of a loan and $3,696 for the compensation paid in connection with the Company's Research and Development Incentive Program.
(2) The amounts described hereunder were paid by the Company for premiums on group term life insurance, medical and dental insurance and long term disability insurance.
(3) Mr. Kussman joined the Company as its Vice President of Sales and Marketing in August 1996.
(4) Ms.  Tiller  joined the Company as its Chief  Financial  Officer in December
    1996.
(5) Bonus pursuant to Wage Freeze Bonus Plan of 1994.

Stock Option Grants in Last Fiscal Year

   The following table provides information relating to stock options awarded to each of the Named Executive Officers during the fiscal year ended March 27, 1998. All such options were awarded under the Company's 1988 Stock Incentive
Program.

                                                          Individual Grants                              Potential Realizable
                                ---------------------------------------------------------------------             Value
                                                                                                           at Assumed Annual
                                                         % of Total                                          Rates of Stock
                                                           Options          Exercise                     Price Appreciation for
                                     Number of           Granted to          Price                           Option Term(5)
                                 Shares Underlying      Employees in          Per         Expiration    ------------------------
              Name                Granted Options      Fiscal Year(1)     Share(2)(3)       Date(4)         5%           10%
------------------------------- -------------------   ----------------   -------------   ------------   ----------   -----------
Warren E. Pinckert II .........       40,000                 8.89%          $  6.44       08/22/02      $71,143      $157,206
Steven L. Barbato .............       25,000                 5.55              6.44       08/22/02       44,464        98,254
Gary E. Hewett ................       25,000                 5.55              6.44       08/22/02       44,464        98,254
Mark J. Kussman ...............       25,000                 5.55              6.44       08/22/02       44,464        98,254
Andrea J. Tiller ..............       25,000                 5.55              6.44       08/22/02       44,464        98,254

------------
(1) Based on an aggregate of 449,893 options granted under the 1988 Stock Incentive Program and the 1997 Stock Incentive Program.
(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Stock, as determined by the Board of Directors on the date of grant.
(3) Exercise price and tax withholding obligations related to exercise may be paid in cash, check, promissory note, by delivery of already-owned shares of the Company's Common Stock subject to certain conditions, or pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes.
(4) The stock options granted in the fiscal year ended March 27, 1998 are generally exercisable starting three months after the date of grant, with 6.25% of the shares covered thereby becoming exercisable at that time and with an additional 6.25% of the option shares becoming exercisable at the end of each three month period thereafter, with full vesting occurring on the fourth anniversary of the date of grant. Under the 1988 Stock Incentive Program, the Board retains the discretion to modify the terms, including the price, of outstanding options.
(5) Potential realizable value is based on the assumption that the Common Stock of the Company appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the five year option term. These numbers are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth.

Aggregated  Option  Exercises  in  Last  Fiscal  Year and Fiscal Year-End Option
Values

     The following table sets forth, for each of the Named Executive Officers, the aggregated option exercises in the last fiscal year and the year end value of unexercised options.

                                                                    Number of Securities           Value of Unexercised
                                                                   Underlying Unexercised              In-the-Money
                             Shares Acquired        Value                 Options                        Options
            Name              on Exercise #    Realized (#)(1)   Exercisable/Unexercisable   Exercisable/Unexercisable (#)(2)
--------------------------- ----------------- ----------------- --------------------------- ---------------------------------
Warren E. Pinckert II .....          --                --            298,828/116,130              $3,371,905/$1,148,800
Steven L. Barbato .........       25,000           $90,625            39,187/ 58,813                 430,528/   574,467
Gary E. Hewett ............          --                --             79,687/ 32,813                 896,546/   301,489
Mark J. Kussman ...........          --                --             26,874/ 68,126                 271,404/   661,127
Andrea J. Tiller ..........          --                --             26,874/ 78,126                 258,523/   736,539

------------
(1) Market value of underlying securities at date of exercise less the exercise price, but does not necessarily indicate that the optionee sold the underlying stock.
(2) Market value of the Common Stock as of March 27, 1998 minus the exercise price.

Directors' Compensation

   Non-employee directors receive a $1,000 monthly retainer and a $1,000 director's meeting fee for each Board meeting they attend. In June 1998, the Outside Directors implemented a new compensation program for the Chairman of the Board of Directors whereby the Chairman will receive a $2,000 monthly retainer and $2,000 meeting fee for each Board meeting attended effective July 1998. Non-employee directors also receive a $500 fee for each meeting of the Audit, Compensation, Governance or Nominating Committees attended that is not in conjunction with a regular board meeting with the exception of the Chairman who will receive $1,000 per meetings effective July 1998. In addition, the Incentive Program provides that options to purchase the Company's Common Stock may be granted to non-employee directors pursuant to a non-discretionary, automatic grant mechanism, whereby each such director is granted an option to purchase 10,000 shares on the date of each Annual Meeting of Shareholders or an initial grant of 5,000 shares upon becoming a member of the Board of Directors if the date such director joins the Board is within six months of the most recent Annual Meeting of Shareholders. If Proposal Two is adopted, the annual grant to the Chairman of the Board of Directors would be 20,000 shares effective at the 1998 Annual Meeting of Shareholders. In August 1997, pursuant to the provisions of the 1988 Stock Incentive Program, Dr. Buchman, Mr. Castello, Dr. Sadow and Mr. Shepherd were each granted non-statutory options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $6.44 per share. Mr.
Landon was granted a non-statutory option to purchase 5,000 shares of the Company's Common Stock in December 1997 at an exercise price of $10.06 per share pursuant to the 1988 Stock Incentive Program when he joined the Company's Board of Directors, Mr. Wilson was granted a non-statutory option to purchase 5,000 shares of the Company's Common Stock in May 1998 at an exercise price of $14.13 per share when he joined the Company's Board of Directors. The grant to Mr. Wilson was discretionary as he joined the Company's Board of Directors more than five months after most recent Annual Meeting of Shareholders but was granted at fair market value on the date of grant and vests on the same schedule as if it were a nondiscretionary initial option.


Employment Agreements and Change in Control Arrangements

   The Board of Directors has approved a twelve-month wage and benefits continuation package, including but not limited to twelve months acceleration of Incentive Stock Option vesting and medical and dental coverage, for Mr. Pinckert. In the event he is terminated by the Company, for any or no reason, Mr. Pinckert will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to one years' salary, at the rate of salary in effect immediately prior to such termination (minus applicable withholding).

   The Board of Directors has approved a six-month wage and benefits continuation package, including but not limited to six months acceleration of Incentive Stock Option vesting and medical and dental coverage, for Mr. Barbato, Mr. Kussman and Ms. Tiller. In the event any of them is terminated by the Company, for any or no reason, he or she will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to six months salary, at the rate of his or her salary in effect immediately prior to such termination (minus applicable withholding).

   In addition, the Board of Directors has approved a three month wage and benefits continuation package, including but not limited to three months acceleration of Incentive Stock Option vesting and medical and dental coverage for Mr. Hewett. In the event he is terminated by the Company, for any or no reason, Mr. Hewett will be paid, in a lump-sum, within thirty days of the date of such termination, an amount equal to three months salary, at the rate of his salary in effect immediately prior to such termination (minus applicable withholding).


Report of the Compensation Committee of the Board of Directors

   The Compensation Committee (the "Committee") of the Board of Directors reviews and approves the Company's executive compensation policies. The Committee administers the Company's various incentive plans, including the Incentive Program, sets compensation policies applicable to the Company's Named Executive Officers and evaluates the performance of the Company's Named Executive Officers. The compensation levels of the Company's Named Executive Officers for the fiscal year ended March 27,

1998, including base salary levels, potential bonuses and stock option grants were determined by the Committee at the beginning of the fiscal year. The following is a report of the Committee describing the compensation policies and rationale applicable with respect to the compensation paid to the Company's Named Executive Officers for the fiscal year ended March 27, 1998.


  Compensation Philosophy

   The Company's philosophy in setting its compensation policies for Named Executive Officers is to maximize shareholder value over time. The primary goal of the Company's executive compensation program is therefore to closely align the interests of the Named Executive Officers with those of the Company's shareholders. To achieve this goal the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities are critical to the long-term success of the Company, motivate individuals to perform at their highest level and reward outstanding achievement, (ii) maintain a portion of the executive's total compensation at risk, tied to achievement of financial, organizational and management performance goals, and (iii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Compensation Committee currently uses base salary, annual cash incentives and stock options to meet these goals.


  Base Salary

   Base salary is primarily used by the Company as a device to attract, motivate, reward and retain highly skilled executives. The Committee reviewed and approved fiscal 1998 base salaries for the Chief Executive Officer and other Named Executive Officers at the beginning of the fiscal year. Base salaries were established by the Committee based upon an executive officer's job responsibilities, level of experience, individual performance, contribution to the business, the Company's financial performance for the past year, and recommendations from management. The Committee also takes into account the salaries for similar positions at comparable companies, based on each individual Committee member's industry experience. In reviewing base salaries, the
Committee focused significantly on each Named Executives Officer's prior performance with the Company and expected contribution to the Company's future success. In making base salary decisions, the Committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor. In fiscal 1998, as part of annual executive salary review, the Board approved a salary adjustment to increase Mr. Pinckert's salary to $210,000 awarded on the basis of his outstanding performance and consistent high standards in his execution of established duties. Adoption of such increase was approved solely by members of the Board of Directors who are not employees of the Company.


  Annual Cash Incentives

   Each Named Executive Officer's bonus is based on qualitative and quantitative factors and is intended to motivate and reward such Named Executive Officers by directly linking the amount of any cash bonus to specific Company-based performance targets and specific individual-based performance targets. Annual incentive bonuses for Named Executive Officers are intended to reflect the Committee's belief that a portion of the compensation of each Named Executive Officer should be contingent upon the performance of the Company, as well as the individual contribution of each Named Executive Officer. To carry out this philosophy, the Board of Directors review and approves the financial budget for the fiscal year. The Committee then establishes target bonuses for each Named Executive Officer as a percentage of the officer's base salary. The Named Executive Officers, including Mr. Pinckert, must successfully achieve these performance targets which are submitted by management to the Compensation Committee for its evaluation and approval at the beginning of the fiscal year. The Company-based performance goals are tied to different indicators of the Company's performance, such as the operating results of the Company. The individual performance goals are tied to different indicators of such Named Executive Officer's performance, such as the financial performance of the Company, new product development and increase in the customer base. The Committee evaluates the completion of the Company-based performance targets and specific individual-based performance targets and approves a performance rating relative to the goals so completed. This scoring is influenced by the Committee's perception of the importance of the various corporate and individual goals. The Committee believes that the bonus arrangement provides an excellent link between the Company's earnings performance and the incentives paid to the Named Executive Officers.

  Stock Options

   The Committee provides the Company's Named Executive Officers with long-term incentive compensation through grants of stock options under the Company's Incentive Program. The Committee believes that stock options provide the Company's Named Executive Officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term shareholder value. Such options also utilize vesting periods that encourage key executives to continue in the employ of the Company. All options granted to Named Executive Officers to date have been granted at the fair market value of the Company's Common Stock on the date of grant. The Committee considers the grant of each option subjectively, considering factors such as the Named Executive Officer's relative position and responsibilities with the Company, the individual performance of the Named Executive Officer over the previous fiscal year, and the anticipated contribution of the Named Executive Officer to the attainment of the Company's long-term strategic performance goals. Stock options granted in prior years are also taken into consideration. The Committee views stock option grants as an important component of its long-term, performance-based compensation philosophy. In fiscal 1998, the Committee recommended and the Board of Directors granted an option to purchase 75,000 shares at fair market value on the date of grant to Mr. Pinckert on the basis of his outstanding performance and consistent high standards in his execution of established duties.

  Section 162(m)

   The Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to the Company's Named Executive Officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the Named Executive Officers. Certain performance-based compensation, however, is specifically exempt from the deduction limit. The Company has adopted a policy that, where reasonably practicable, the Company will take the necessary steps to conform its compensation, including compensation derived from the exercise of stock options, to comply with the deductibility limitations of Section 162(m).


                                        Respectfully submitted by Members of the Compensation Committee:

                                        Harvey S. Sadow, Ph.D.
                                        John L. Castello

                               PERFORMANCE GRAPH

   The following is a line graph comparing the cumulative total return to shareholders of the Company's Common Stock at March 27, 1998 since March 31, 1993 to the cumulative total return over such period of (i) the Nasdaq Stock Market United States Index and (ii) a Peer Group Index, which includes all companies in the Standard Industrial Classification Code 3826--Measuring and Controlling Devices, of which the Company is a member.


                COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN(1)
             AMONG CHOLESTECH CORPORATION, THE NASDAQ STOCK MARKET
                   UNITED STATES INDEX AND A PEER GROUP(2)(3)

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                          Cumulative Total Return
                            ----------------------------------------------------
                            3/31/93  3/31/94  3/31/95  3/31/96  3/31/97  3/31/98

Cholestech Corp   CTEC      100.00    72.73    27.27   109.09    74.55   243.64
PEER GROUP                  100.00   107.43   130.08   147.55   164.16   189.67
NASDAQ STOCK MARKET (U.S.)  100.00   107.94   120.07   163.03   181.21   275.21

------------
(1) Assumes that $100.00 was invested on March 31, 1993 in the Company's Common Stock or index, and that all dividends were reinvested. No dividends have been declared on the Company's Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.
(2) Peer Group is SIC Code  3826--Measuring  and  Controlling  Devices.

(3) The Company operates on a 52/53 week fiscal year, which ends on the last Friday in March. Accordingly, the last trading day of its fiscal year may vary. For consistent presentation and comparison to the indices shown herein, the Company has calculated its stock performance graph assuming a March 31 year-end.


   The information contained above under the captions "Report of the Compensation Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference into such filing.

CERTAIN TRANSACTIONS

   None.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "Commission") thereunder require the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the Commission. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that with the exception of H.R. Shepherd who failed to timely file one Statement of Changes in Beneficial Ownership on Form 4 as required to report a single transaction, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent shareholders were complied with during or with respect to the period from March 29, 1997 to March 27, 1998.


                                 OTHER MATTERS

   The Company is not aware of any other business to be presented at the Annual Meeting. If matters other than those described herein should properly arise at the meeting, the proxies will vote on such matters in accordance with their best judgment.



By Order of the Board of Directors
Dated: July 23, 1998

Appendix A

________________________________________________________________________________
    PROXY              CHOLESTECH CORPORATION               PROXY
                 1998 ANNUAL MEETING OF SHAREHOLDERS
                         AUGUST 20, 1998

      This Proxy is Solicited on Behalf of the Board of Directors

   The   undersigned   shareholder  of  Cholestech   Corporation,  a  California
corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated July 23, 1998, and hereby appoints John L. Castello and Warren E. Pinckert II and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of Cholestech Corporation to be held on August 20, 1998 at 10:00 a.m., Pacific Time, at the Hotel Sofitel San Francisco Bay, 223 Twin Dolphin Drive, Redwood City, California 94065, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

                 (Continued, and to be signed on the other side)

________________________________________________________________________________

                            ^ FOLD AND DETACH HERE ^

                                                                                                                  [X] Please mark
                                                                                                                       your votes
                                                                                                                        as this

1. Elections of Directors           FOR          WITHHOLD       2. To approve an amendment to Company's       FOR   AGAINST  ABSTAIN
                                                 FOR ALL           stock  incentive program to increase
   If you wish to withhold          [ ]          [ ]               the  annual non-discretionary option       [ ]     [ ]     [ ]
   authority  to  vote for                                         grant  to the Chairman  of the Board
   any individual nominee,                                         of   Directors  of  the  Company  to
   strike a  line  through                                         20,000  shares  of  common stock per
   that nominee's  name in                                         annum.
   the list below:
                                                                3. Proposal  to ratify  the appointment
Harvey S. Sadow, Ph.D., Warren E. Pinckert II,                     of  Pricewaterhouse  Coopers  LLP as       [ ]     [ ]     [ ]
Joseph Buchman, M.D., John L. Castello, John H. Landon,            the  independent  public accountants
H.R. Shepherd and Larry Y. Wilson                                  of the Company for fiscal 1999.

_____________________________________________________           and,  in their  discretion,  upon  such
                                                                other  matter  or  matters   which  may
                                                                properly come before the meeting or any
                                                                adjournment or adjournments thereof.

                                                                          THIS PROXY WILL BE VOTED AS  DIRECTED  OR, IF NO  CONTRARY
                                                                          DIRECTION IS INDICATED,  WILL BE VOTED FOR THE ELECTION OF
                                                                          DIRECTORS,  FOR THE AMENDMENT OF THE COMPANY'S  1997 STOCK
                                                                          INCENTIVE   PROGRAM  AND  FOR  THE   RATIFICATION  OF  THE
                                                                          APPOINTMENT  OF  PRICEWATERHOUSE   COOPERS  LLP  AS  INDE-
                                                                          PENDENT  PUBLIC  ACCOUNTANTS  AND  AS  SAID  PROXIES  DEEM
                                                                          ADVISABLE  ON SUCH  OTHER  MATTERS  AS MAY  PROPERLY  COME
                                                                          BEFORE THE MEETING.



Signature(s) ________________________________________________________________________ Dated __________________________________, 1998

(This Proxy  should be marked,  dated and signed by the  shareholder(s)  exactly as his or her name  appears  hereon,  and  returned promptly in the enclosed envelope.  Persons signing in a fiduciary capacity should so indicate.  If shares are held by joint tenants or as community property, both should sign.)

                                                                      APPENDIX B


                             CHOLESTECH CORPORATION

                          1997 STOCK INCENTIVE PROGRAM
                       (As amended as of August 20, 1998)


         1. Purposes of the 1997 Stock Incentive Program (the "Plan"). The purposes of this Plan are:

               o to attract and retain the best available personnel for positions of substantial responsibility,

               o to provide additional incentive to Employees, Directors and Consultants, and

               o        to promote the success of the Company's business.

         Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan. The Plan also provides for automatic grants of Nonstatutory Stock Options to certain Outside Directors.

         2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

               (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g)  "Company"  means   Cholestech   Corporation,   a  California
corporation.

               (h) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

               (i) "Director" means a member of the Board.

               (j) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

               (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

               (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                        (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

               (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

               (o) "Inside Director" means a Director who is an Employee.

               (p) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

               (q) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

               (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

               (s) "Option" means a stock option granted pursuant to the Plan.

               (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (u) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

               (v) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

               (w) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

               (x) "Outside Director" means a Director who is not an Employee.

               (y) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

               (z) "Plan" means this 1997 Stock Incentive Program.

               (aa) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

               (bb) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

               (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

               (dd) "Section 16(b)" means Section 16(b) of the Exchange Act.

               (ee) "Service Provider" means an Employee, Director or Consultant; provided, however, that such term shall not include those individuals who are representatives of shareholders owning more than one percent (1%) of the outstanding Shares of the Company.

               (ff) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

               (gg) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

               (hh) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 900,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or reacquired Common Stock.

               If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

         4. Administration of the Plan.

               (a) Procedure.

                        (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                        (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                        (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                        (iv) Grants to Outside Directors. All grants of Options to Outside Directors made pursuant to Section 12 of the Plan shall be automatic and nondiscretionary.

                        (v) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                        (i) to determine the Fair Market Value;

                        (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                        (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                        (iv) to approve forms of agreement for use under the Plan;

                        (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right of the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                        (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                        (vii) to institute an Option Exchange Program;

                        (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                        (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                        (x) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                        (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                        (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                        (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

         5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

         6. Limitations.

               (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as

Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

               (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

         7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

         8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

         9. Option Exercise Price and Consideration.

               (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                        (i) In the case of an Incentive Stock Option

                             (A)  granted to an  Employee  who,  at the time the
Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                             (B) granted to any Employee  other than an Employee
described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                        (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

               (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

               (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                        (i) cash;

                        (ii) check;

                        (iii) promissory note;

                        (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                        (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                        (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                        (vii) any combination of the foregoing methods of payment; or

                        (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

         10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                        An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                        Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

         11. Stock Purchase Rights.

               (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

               (b)  Repurchase  Option.  Unless  the  Administrator   determines
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

               (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

               (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

         12. Automatic Option Grants to Outside Directors.

               (a) First Option. Each Outside Director who first becomes an Outside Director within six months after an annual meeting of the Company's shareholders after the effective date of this Plan shall be automatically granted a Nonstatutory Stock Option to purchase 5,000 Shares (the "First Option") on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

               (b) Subsequent Option. Each Outside Director other than the Chairman of the Board of Directors shall be automatically granted a Nonstatutory Stock Option to purchase 10,000 Shares (a "Subsequent Option") on the date of the annual shareholder meeting of each year; provided that he or she is then an Outside Director. The Chairman of the Board of Directors shall be automatically granted a Nonstatutory Stock Option to purchase 20,000 Shares on the date of the annual shareholder meeting of each year; provided that he or she is then an Outside Director.

               (c) Terms of Options. The terms of First Options and Subsequent Options granted hereunder shall be as follows:

                        (i) the term of each Option shall be five (5) years.

                        (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant. In the event that the date of grant is not a trading day, the exercise price per Share shall be the Fair Market Value on the next trading day immediately following the date of grant.

                        (iii) 25% of the Shares subject to the Option shall vest each calendar quarter after the date of grant, so that 100% of the Optioned Stock shall be exercisable one year after the date of grant, subject to the Optionee remaining a Service Provider as of such vesting dates.

               (d) In the event that any Option granted under this Section 12 would cause the number of Shares subject to outstanding Option plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant under this Section 12 shall be granted on a pro rata basis. No further grants shall be made under this Section 12 until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.


         13. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

         14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the

Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

         15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

         16. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

         17. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

         18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                                                      APPENDIX C

                             CHOLESTECH CORPORATION

                          1997 STOCK INCENTIVE PROGRAM

                             STOCK OPTION AGREEMENT


         Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

         You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

        Grant Number                             _________________________

        Date of Grant                            _________________________

        Vesting Commencement Date                _________________________

        Exercise Price per Share                 $________________________

        Total Number of Shares Granted           _________________________

        Total Exercise Price                     $_________________________

        Type of Option:                          ___ Incentive Stock Option

                                                 ___ Nonstatutory Stock Option

        Term/Expiration Date:                    _________________________


         Vesting Schedule:

         This Option may be exercised, in whole or in part, in accordance with the following schedule:

         25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, so that 100% of the Optioned Stock shall be exercisable after four years, subject to the Optionee continuing to be a Service Provider on such dates.

        Termination Period:

        This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for one year after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

         1. Grant of Option. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

               If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

         2. Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

         3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a) cash;

               (b) check;

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

               (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

         4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

         6. Tax Consequences. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

               (a) Exercising the Option.

                        (i) Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

                        (ii) Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

               (b) Disposition of Shares.

                        (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                        (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

               (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

         7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

         8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

         By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                   CHOLESTECH CORPORATION



-----------------------------------         ------------------------------------
Signature                                   By

------------------------------------        ------------------------------------
Print Name                                  Title

------------------------------------
Residence Address

------------------------------------

                                CONSENT OF SPOUSE

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                       ---------------------------------------
                                       Spouse of Optionee

                                                                      APPENDIX D


                                    EXHIBIT A

                          1997 STOCK INCENTIVE PROGRAM

                                 EXERCISE NOTICE


Cholestech Corporation
3347 Investment Blvd.
Hayward, CA  94545-3808


Attention:  Secretary

         1. Exercise of Option. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Cholestech Corporation (the "Company") under and pursuant to the 1997 Stock Incentive Program (the "Plan") and the Stock Option Agreement dated ____________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $____________, as required by the Option Agreement.

         2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

         3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

         4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

         5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

         6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                             Accepted by:

PURCHASER:                                CHOLESTECH CORPORATION


----------------------------------        -------------------------------------
Signature                                 By

----------------------------------        -------------------------------------
Print Name                                Its


Address:                                  Address:

----------------------------------        3347 Investment Blvd.
----------------------------------        Hayward, CA  94545-3808

                                          -------------------------------------
                                          Date Received


                                       -2-